SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement       [ ]Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                        Eaton Vance Senior Income Trust
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement no.:
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(3) Filing Party:
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(4) Date Filed:
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


                         EATON VANCE SENIOR INCOME TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                                               September 7, 2000


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Eaton Vance Senior Income Trust (the "Fund") to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Thursday, October 26, 2000 at 1:30 P.M. (Boston time).

     This meeting will give you an opportunity to hear a report on the Fund and you will be asked to consider the election of Trustees and the approval of the Fund's independent certified public accountants. The enclosed proxy statement contains additional information regarding these proposals.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                                    Sincerely,

                                                    /s/ James B. Hawkes

                                                    James B. Hawkes
                                                    President and Trustee


                                    IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOU MAY WITHDRAW YOUR PROXY IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON.

                         EATON VANCE SENIOR INCOME TRUST


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY, OCTOBER 26, 2000

     The Annual Meeting of Shareholders of Eaton Vance Senior Income Trust, a Massachusetts business trust (the "Fund"), will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Thursday, October 26, 2000 at 1:30 P.M. (Boston time), for the following purposes:

         1.   To elect two Trustees of the Fund.

         2.   To  ratify  the   selection   of  Deloitte  &  Touche  LLP  as
              independent certified public accountants of the Fund for the fiscal year ending June 30, 2001.

         3. To consider and act upon any other matters which may properly come before the Meeting and any adjourned session thereof.

     The Board of Trustees has fixed the close of business on August 29, 2000 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                               By Order of the Board of Trustees

                                               /s/ Alan R. Dynner

                                               Alan R. Dynner
                                               Secretary

September 7, 2000
Boston, Massachusetts

IMPORTANT - SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES OF THE FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                         EATON VANCE SENIOR INCOME TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109



                                 PROXY STATEMENT


     A proxy is enclosed with the foregoing Notice of the Annual Meeting of Shareholders of Eaton Vance Senior Income Trust (the "Fund"), to be held October 26, 2000 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is being mailed to shareholders on or about September 7, 2000.

     The Board of Trustees of the Fund has fixed the close of business August 29, 2000, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of August 29, 2000, there were 35,660,000 shares of beneficial interest, $.01 par value per share of the Fund outstanding. As of such date, no shareholder beneficially owned more than 5% of the outstanding shares. The Trustees and officers of the Fund, as a group, own beneficially less than 1% of the shares of the Fund.

     The Board of Trustees of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     The Fund's Declaration of Trust provides that the Board of Trustees shall be divided into three classes. The term of office of the Class II Trustees expires on the date of the 2000 Annual Meeting, and the term of office of the Class III and Class I Trustees will expire one and two years thereafter, respectively. Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of the Fund.

     The Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. The Board has fixed the number of Trustees at seven. Proxies will be voted for the election of the following two nominees. Each nominee is presently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

     The nominees to serve until the 2000 Annual Meeting are Samuel L. Hayes, III and Norton H. Reamer. The Trustees serving until the 2001 Annual Meeting are Lynn A. Stout and Jack L. Treynor. The Trustees serving until the 2002 Annual Meeting are Jessica M. Bibliowicz, Donald R. Dwight and James B. Hawkes.

     The nominees and Trustees and their principal occupations for at least the last five years are as follows. The Trustee whose name is followed by an asterisk(*) is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance") the Fund's investment adviser, and Eaton Vance Corp. ("EVC"), a holding company which owns all of the outstanding stock of EVM; and of EVM's trustee, Eaton Vance, Inc. ("EV"), which is a wholly-owned subsidiary of EVC. (EVM, EVC and their affiliates are sometimes referred to collectively as the "EVC organization".) The Trustee whose name is followed by two asterisks (**) is an "interested person" because of her affiliation with a brokerage firm.


                                    TRUSTEES
                                                                                           SHARES BENEFICIALLY
NAME AND                                      PRINCIPAL OCCUPATION(S) OVER                     OWNED ON
OTHER INFORMATION                                     PAST FIVE YEARS                        AUGUST 29, 2000
-----------------                                     ---------------                        ---------------

                     (TRUSTEE NOMINEES FOR ELECTION IN 2000)


SAMUEL L. HAYES, III                 Dr. Hayes is the Jacob H. Schiff  Professor              -0-
Age:  65;  has  been a  Trustee      of  Investment  Banking  Emeritus,  Harvard
since  September 23, 1998.           University   Graduate  School  of  Business
                                     Administration.  He is  also a  Trustee  of
                                     the  Kobrick   Investment   Trust   (mutual
                                     funds).  He also  serves as a Trustee of 78
                                     investment     companies     advised     or
                                     administered by EVM and its affiliates.

NORTON H. REAMER                     Mr.   Reamer  is  Chairman  of  the  Board,               -0-
Age:  64,  has  been a  Trustee      United  Asset  Management   Corporation  (a
since September 23, 1998.            holding   company   owning    institutional
                                     investment   management  firms).  He  also
                                     serves as Chairman, President and Director,
                                     UAM Funds(mutual funds. He also serves as a
                                     Trustee of 78 investment companies  advised
                                     or administered by EVM and its  affiliates.

                                       2

                            (OTHER CURRENT TRUSTEES)


JAMES B. HAWKES*                        President   of  the  Fund  and  a  Trustee.             -0-
Age: 58;  has  been  a  Trustee         Chairman,  President  and  Chief  Executive
and President since October 19, 1998.   Officer of EVM, EVC and EV (since  November
                                        1, 1996, prior  to  which  he was Executive
                                        Vice President)and a Director of EVC and EV.
                                        He also serves as a Trustee  and/or Officer
                                        of  78  investment  companies  advised or
                                        administered by EVM and its affiliates.

JESSICA M. BIBLIOWICZ**                 Ms.   Bibliowicz  is  President  and  Chief             -0-
Age:  40;  has  been a  Trustee         Executive  Officer  of  National  Financial
since February 22, 1999.                Partners  (a  financial  services  company)
                                        (since  April   1999).   She  was  formerly
                                        President  and Chief  Operating  Officer of
                                        John   A.   Levin  &  Co.   (a   registered
                                        investment  advisor)  (July  1997 to  April
                                        1999) and a Director  of Baker,  Fentress &
                                        Company  which  owns  John  A.  Levin & Co.
                                        (July 1997 to April 1999).  Prior  thereto,
                                        she was Executive  Vice  President of Smith
                                        Barney  Mutual  Funds  (from  July  1994 to
                                        June  1997).  She also  serves as a Trustee
                                        of  72  investment   companies  advised  or
                                        administered by EVM and its affiliates.

DONALD R. DWIGHT                        Mr.   Dwight   is   President   of   Dwight              -0-
Age:  69;  has  been a  Trustee         Partners,  Inc. (a corporate  relations and
since September 23, 1998.               communications   company).  He  is  also  a
                                        Trustee/Director of the Royce Funds (mutual
                                        funds).  He also serves  as a Trustee of 78
                                        investment companies advised or administered
                                        by EVM and its affiliates.

LYNN A. STOUT                           Ms. Stout is  Professor of Law,  Georgetown              -0-
Age:  42,  has  been a  Trustee         University  Law Center.  She also serves as
since February 22, 1999.                a  Trustee  of  74   investment   companies
                                        advised  or  administered  by EVM  and  its
                                        affiliates.

JACK L. TREYNOR                         Mr.  Treynor is an  investment  advisor and              -0-
Age:  70;  has  been a  Trustee         consultant.  He also  serves  as a  Trustee
since September 23, 1998.               of  74  investment   companies  advised  or
                                        administered by EVM and its affiliates.

     During the fiscal year ended June 30, 2000, the Trustees of the Fund met nine times, the Special Committee met four times and the Audit Committee met twice. Each Trustee, except Ms. Bibliowicz, attended at least 75% of the Board and committee meetings on which he or she serves.

     The Nominating Committee is comprised of all the Trustees who are not "interested persons" as that term is defined under the 1940 Act. Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Ms. Stout are currently serving on the Committee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates. The Board will, when a vacancy exists or is anticipated, consider any nominee for trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

     Messrs. Hayes (Chairman), Dwight, Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services (if any), and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or its shareholders.

     Messrs. Treynor (Chairman), Dwight and Reamer are members of the Audit Committee of the Board of Trustees of the Fund. Each member is independent of the Fund, as defined by New York Stock Exchange Listing Standards. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund. Attached as Appendix A is the written Audit Committee Charter of the Fund. Set forth below under "Additional Information" is the Audit Committee's Report.

REMUNERATION OF TRUSTEES

     The fees and expenses of those Trustees of the Fund who are not members of the Eaton Vance organization will be paid by the Fund. For the fiscal year ended June 30, 2000, the noninterested Trustees of the Fund earned the following compensation in their capacities as Trustees of the Fund, and for the year ended December 31, 1999 earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                                                                     TOTAL
                                         AGGREGATE                COMPENSATION
                                       COMPENSATION                FROM FUND
      NAME OF TRUSTEE                    FROM FUND              AND FUND COMPLEX
      ---------------                    ---------              ----------------
      Jessica M. Bibliowicz                $ --                   $160,000
      Donald R. Dwight                     1,737                  160,000(2)
      Samuel L. Hayes, III                 2,084                  170,000
      Norton H. Reamer                     1,083                  160,000
      Lynn A. Stout                        1,950                  160,000(3)
      Jack L. Treynor                      1,977                  170,000

(1) As of August 1, 2000, the Eaton Vance fund complex consists of 78 registered investment companies or series thereof.
(2)  Includes $60,000 of deferred compensation.
(3)  Includes $16,000 of deferred compensation.

     Trustees of the Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any trustee or obligate the Fund to pay any particular level of compensation to the trustee. The Fund does not have a retirement plan for its Trustees.

     The Trustees shall be elected by the affirmative vote of a majority of the Fund's shares voting at the Annual Meeting.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE TWO NOMINEES TO THE FUND'S BOARD OF TRUSTEES.

                PROPOSAL 2. SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Trustees has selected Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending June 30, 2001. Shareholders are being asked to ratify the selection of Deloitte & Touche LLP to perform audit services for the Fund.

     Deloitte & Touche LLP has acted as independent certified public accountants for the Fund since the Fund's inception. The services provided by Deloitte & Touche LLP include the examination of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and the review of tax matters on behalf of the Fund.

     Deloitte & Touche LLP is expected to be represented at the Annual Meeting, but, if not, a representative of that firm will be available by telephone should the need for consultation arise.

     THE BOARD OF TRUSTEES, INCLUDING THOSE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUND, RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING JUNE 30, 2001.

                       NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to PFPC, Inc. Attention: Mr. Joseph P. Lundbohm, P.O. Box 8030, Boston, MA 02266.

                             ADDITIONAL INFORMATION

AUDIT COMMITTEE REPORT. The Audit Committee reviewed and discussed the audited financial statements with Fund management. The Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with the independent accountant its independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended June 30, 2000 for filing with the Securities and Exchange Commission.

                                                   Jack L. Treynor, Chairman
                                                   Donald R. Dwight
                                                   Norton H. Reamer

OFFICERS OF THE FUND. The officers of the Fund, with their ages indicated in parenthesis, are as follows: James B. Hawkes (58), President; Scott H. Page
(40), Vice President and Co-Portfolio Manager, and Vice President of Eaton Vance; Payson F. Swaffield (44), Vice President and Co-Portfolio Manager, and Vice President of Eaton Vance; Michael W. Weilheimer (39), Vice President, and Vice President of Eaton Vance; Alan R. Dynner (59), Secretary, and Vice President and Secretary of Eaton Vance; James L. O'Connor (55), Treasurer, and Vice President of Eaton Vance; Barbara E. Campbell (43), Assistant Treasurer, and Vice President of Eaton Vance; Janet E. Sanders (64), Assistant Treasurer and Assistant Secretary, and Vice President of Eaton Vance; A. John Murphy (37), Assistant Secretary, and Vice President of Eaton Vance; and Eric G. Woodbury
(43), Assistant Secretary, and Vice President of Eaton Vance. All of the officers of the Fund have been employed by Eaton Vance or their predecessors for more than five years except Mr. Dynner, who was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington D.C., and Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company, prior to November 1, 1996. Because of their positions with Eaton Vance and their ownership of Eaton Vance Corp. stock, the officers of the Fund will benefit from the advisory and administration fees paid by the Fund to Eaton Vance. As of the record date, the officers of the Fund owned 5,000 shares.

INVESTMENT ADVISER AND ADMINISTRATOR. Eaton Vance Management with its principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, serves as the investment adviser and administrator to the Fund.

PROXY SOLICITATION AND TABULATION. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund.
Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph or facsimile by officers of the Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, PFPC, Inc., or by broker-dealer firms. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC, Inc., or by broker-dealer firms, in person, or by telephone, by telegraph or by facsimile will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $15,000.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposals 1 and 2, it will be voted for the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of Proposals 1 and 2.

     In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by October 26, 2000, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

     THE FUND WILL FURNISH, WITHOUT CHARGE A COPY OF THE FUND'S ANNUAL OR SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORT SHOULD WRITE TO THE FUND C/O PFPC, INC., ATTN: MR. JOSEPH P. LUNDBOHM, P.O. BOX 8030, BOSTON, MA 02266, OR CALL 1-800-331-1710.

                              SHAREHOLDER PROPOSALS

     Any proposals of shareholders that are intended to be presented at the Fund's 2001 Annual Meeting of Shareholders must be received at the Fund's principal office no later than June 15, 2001 and must comply with all legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.


                                                EATON VANCE SENIOR INCOME TRUST


September 7, 2000

                                                                      APPENDIX A

                                EATON VANCE FUNDS

                             AUDIT COMMITTEE CHARTER


I. COMPOSITION OF THE AUDIT COMMITTEE. The Audit Committee of each registered investment company sponsored by Eaton Vance Management (each a "Fund") shall be comprised of at least three Trustees, each of whom shall have no relationship that, in the opinion of the Board of Trustees, would interfere with the exercise of his or her independent judgment (including not being an interested person of any investment adviser to a Fund) and shall otherwise satisfy the applicable membership requirements under the rules of the American and New York Stock Exchanges in effect from time to time. Effective June 14, 2001, such rules together require that all members of the Audit Committee of listed issuers (i)(a) shall be (or become within a reasonable time after appointment) financially literate (the ability to read and understand fundamental financial statements) and (b) shall have (or develop within a reasonable time after appointment) a working familiarity with basic finance and accounting practices, and (ii) at least one member of the Audit Committee shall have accounting or related financial management expertise (past employment experience in finance or accounting, requisite certification in accounting, or any other comparable experience or background which results in an individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

II. PURPOSES OF THE AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board of Trustees:

     1. in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

     2. in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

     4.   in evaluating the independence of the outside auditors.

     The function of the Audit Committee is oversight. The Treasurer of the Fund is responsible for oversight of the preparation, presentation and integrity of the Fund's financial statements by the Fund's accounting agent. The Treasurer is also responsible for selecting appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. The outside auditor for the Fund is ultimately accountable to the Board of Trustees and Audit Committee of the Fund. The Board of Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside accountant (or to nominate the outside accountant to be proposed for shareholder approval in any proxy statement).

III. MEETINGS OF THE AUDIT COMMITTEE. The Audit Committee shall meet at least once annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditor firm rendering reports to the Audit Committee or the Board of Trustees and with outside legal counsel.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Fund.

     2. The Audit Committee shall review and discuss with the independent auditors:

         a.    the scope of audits and audit reports;

         b. the personnel, staffing, qualifications and experience of the auditor;

         c.    the compensation of the auditor; and

         d. the independence of the auditor, regarding which the Audit Committee shall secure from the auditor the information required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee also shall be responsible for recommending that the Board of Trustees take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

    3. The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to SAS 61 in effect from time to time.

    4. The Audit Committee of an exchange listed investment company shall provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund.

    5. The Audit Committee shall provide any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

    6. The Audit Committee shall review and recommend policies and procedures for valuing portfolio securities of each investment company.

    7. The Audit Committee shall review and assess the performance of the independent public auditors and make recommendations to the Board of Trustees annually as to the appointment of the independent public auditors.

    8. The Audit Committee shall review and report to the full Board of Trustees with respect to any material accounting, tax, valuation, or recordkeeping issues which may affect a Fund, its respective financial statements or the amount of their dividend or distribution rates.

    9 The Audit Committee shall direct and supervise investigations into any matters within its scope including integrity of reported facts and figures, ethical conduct, and appropriate disclosure.

    10. The Audit Committee shall review trading and brokerage policies and practices.

    11. The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees; and

    12. The Audit Committee shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Fund.


Dated:  June 14, 2000

                                      PROXY

                         EATON VANCE SENIOR INCOME TRUST

                ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 26, 2000
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES



     The undersigned holder of shares of beneficial interest of Eaton Vance Senior Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Thursday, October 26, 2000 at 1:30 P.M., and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


   [See Reverse    CONTINUED AND TO BE SIGNED ON REVERSE SIDE    [See Reverse
      Side]                                                           Side]

         PLEASE MARK
[X]      VOTES AS IN
         THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  (01)  Samuel L. Hayes, III and
               (02)  Norton H. Reamer


             FOR                         WITHHELD
             ALL      [   ]   [   ]       FROM ALL
        NOMINEES                         NOMINEES

[   ]  -------------------------------------
       (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)


                                                  FOR    AGAINST   ABSTAIN
2.  To ratify the selection of Deloitte &         [ ]      [ ]       [ ]
    Touche LLP as independent certified
    public accountants for the Fund
    for the fiscal year ending June 30, 2001.

                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:___________________ Date:______ Signature:________________Date:_______